Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement, dated as of April 24, 2017 (this “Agreement”), by and among Wynn America, LLC, a Nevada limited liability company (“Borrower”), the Guarantors (as defined in the Amended Credit Agreement referred to below) party hereto, Deutsche Bank AG New York Branch, as administrative agent (in such capacity, “Administrative Agent”) for (and on behalf of) the Lenders under the Existing Credit Agreement referred to below and, after giving effect hereto, the Amended Credit Agreement and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties (as defined under the Existing Credit Agreement and, after giving effect hereto, the Amended Credit Agreement), the Required Lenders (as defined in the Existing Credit Agreement), the Extending Revolving Lenders (as defined below), the Extending Term Facility Lenders (as defined below), the Extending Term Facility II Lenders (as defined below), the New Extending Term Facility Lenders and the L/C Lenders.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 20, 2014 (as amended by the First Amendment to Credit Agreement, dated as of November 5, 2015, the Second Amendment to Credit Agreement, dated as of December 21, 2015, the Third Amendment to Credit Agreement, dated as of June 21, 2016, the Fourth Amendment to Credit Agreement, dated as of July 1, 2016 and as it may be further amended, restated, replaced, supplemented or otherwise modified and as in effect immediately prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Agreement, the “Amended Credit Agreement”; capitalized terms defined in the Amended Credit Agreement and not otherwise defined herein being used herein as therein defined), among Borrower, the Guarantors party thereto, the Lenders party thereto from time to time, the L/C Lenders party thereto from time to time, Administrative Agent, Collateral Agent and the other parties thereto;
WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, Borrower may request that all or a portion of the Term Facility Loans be modified to constitute another Tranche of Term Loans in order to extend the final maturity date thereof;
WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, Borrower may request that all or a portion of the Term Facility II Loans be modified to constitute another Tranche of Term Loans in order to extend the final maturity date thereof;
WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, Borrower may request that all or a portion of the Revolving Commitments under the Closing Date Revolving Commitments be modified to constitute another Tranche of Revolving Commitments in order to extend the termination date thereof;
        WHEREAS, pursuant to the terms hereof, Borrower will obtain $125,000,000 in New Extended Term Facility Loans (as defined below) from the Persons party hereto listed on Schedule A hereto (the “New Extending Term Facility Lenders”), the proceeds of which will be used to voluntary prepay the Term Facility Loans (as defined in the Amended Credit Agreement and after giving effect to this Agreement); and

WHEREAS, Borrower, the Guarantors, the Required Lenders (as defined in the Existing Credit Agreement), Administrative Agent and Collateral Agent will make certain other amendments to the Existing Credit Agreement, in each case, as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO EXISTING CREDIT DOCUMENTS
SECTION 1.Consent of Lenders. Subject to the terms and conditions of this Agreement, each Lender that executes and delivers a signature page to this Agreement irrevocably agrees to the amendments to, and waivers and consents under, the Existing Credit Agreement and the other Credit Documents provided for herein with respect to all of such Lender’s Commitments and Loans as in effect immediately prior to the Agreement Effective Date. Such agreement shall be irrevocably binding on any subsequent assignees, transferees, participants, successors and assigns with respect to such Commitments and Loans.
SECTION 2.Amendments to Existing Credit Agreement.
(a)    Section 9.08(b) of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:
“; provided further that, and notwithstanding the foregoing, if any Credit Party shall be required to deliver a Mortgage on any new or additional Mortgaged Real Property pursuant to this Agreement or any other Credit Document, no such Mortgage shall be granted by the applicable Credit Party nor accepted by the Collateral Agent until the later of (A) 45 days after the delivery of the information required pursuant to clause (b)(3) above and (B) receipt of confirmation from the Administrative Agent that each Lender has confirmed to the Administrative Agent that it has completed its flood insurance due diligence to its reasonable satisfaction”
(b)    Section 10.01(m) of the Existing Credit Agreement is hereby amended by (i) deleting the term “$125.0” and replacing such term with “$250.0”, and (ii) deleting the term “$375.0” and replacing such term with “$500.0”.
SECTION 3.Amendments to Credit Documents. Each Lender, by executing this Agreement consents to, and authorizes Borrower, each Subsidiary Guarantor, Administrative Agent and Collateral Agent to enter into such amendments, restatements, amendment and restatements, supplements and modifications to the Security Documents and other Credit Documents as Administrative Agent deems reasonably necessary or desirable in connection with this Agreement and the transactions contemplated hereby.
ARTICLE II
EXTENSIONS OF TERM FACILITY LOANS
SECTION 1.Term Facility Loans Extended. Upon the effectiveness hereof, the Term Facility Loans of each Term Facility Lender executing this Agreement (each an “Extending Term Facility Lender”), in the aggregate principal amount specified on Schedule B hereto, shall be modified into a new Tranche of

Term Loans (the “Extended Term Facility Loans”). Except as set forth below or in the Amended Credit Agreement, the Extended Term Facility Loans shall have all of the same terms as the Term Facility Loans from which they were modified.
SECTION 2.Maturity Date. The Extended Term Facility Loans shall mature on December 31, 2021.
SECTION 3.Amortization.    The amortization schedule set forth on Annex B of the Existing Credit Agreement is hereby replaced in its entirety with the amortization schedule set forth on Schedule E hereto, which reflects (i) the amortization schedule (including the principal amounts payable pursuant thereto) of the Extended Term Facility Loans and (ii) ratable adjustments to the existing amortization schedule (including the principal amounts payable pursuant thereto) of the Term Facility Loans to reflect the amount of the Extended Term Facility Loans (it being understood, for the avoidance of doubt, that such adjustments shall not reduce the amount of any previously scheduled amortization payment payable to any Term Facility Lender with respect to Term Facility Loans which are not extended pursuant hereto). In any event, the Weighted Average Life to Maturity of such Extended Term Facility Loans shall be no shorter than the Weighted Average Life to Maturity of the Term Facility Loans.
SECTION 4.Application of Payments.
(a) Any Extended Term Facility Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any optional or mandatory prepayments or prepayment of Term Facility Loans under the Amended Credit Agreement, in each case, as determined by Borrower.
(b) To the extent that Section 2.10(b) of the Existing Credit Agreement applies to Term Facility Loans or Term Facility Lenders, subject to clause (a) above, such provisions shall also be deemed to apply to Extended Term Facility Loans and Extending Term Facility Lenders, mutatis mutundis.
SECTION 5.Existing Credit Agreement. The Existing Credit Agreement shall be deemed amended to reflect the terms set forth in Sections 1 through 4 of this Article II of this Agreement. Except as set forth in this Agreement (including the Schedules hereto), the Extended Term Facility Loans shall otherwise be subject to the provisions of the Amended Credit Agreement and the other Credit Documents.
SECTION 6.Recordation of the Extended Term Facility Loans. Upon execution and delivery hereof, Administrative Agent will revise the Register to reflect the modification of Term Facility Loans into Extended Term Facility Loans as provided herein.
SECTION 7.Term Loan Extension Request and Extension Amendment. (a) This Agreement shall be deemed to constitute the Term Loan Extension Request and the Extension Amendment with respect to the Extended Term Facility Loans in satisfaction of the applicable provisions of Section 2.13 of the Existing Credit Agreement, (b) the execution of this Agreement by each Term Facility Lender shall be deemed such Term Facility Lender’s Extension Election, and (c) the Extended Term Facility Loans are deemed to be “Extended Term Loans” and the Extending Term Facility Lenders are deemed to be “Extending Lenders”, in each case, under and as defined in Section 2.13 of the Amended Credit Agreement.

ARTICLE III
EXTENSIONS OF TERM FACILITY II LOANS
SECTION 1.Term Facility II Loans Extended. Upon the effectiveness hereof, the Term Facility II Loans of each Term Facility II Lender executing this Agreement (each an “Extending Term Facility II Lender”), in the aggregate principal amount specified on Schedule C hereto, shall be modified into a new Tranche of Term Loans (the “Extended Term Facility II Loans”). Except as set forth below or in the Amended Credit Agreement, the Extended Term Facility II Loans shall have all of the same terms as the Term Facility II Loans from which they were modified.
SECTION 2.Maturity Date. The Extended Term Facility II Loans shall mature on December 31, 2021.
SECTION 3.Application of Payments.
(a) Any Extended Term Facility II Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any optional or mandatory prepayments or prepayment of Term Facility II Loans under the Amended Credit Agreement, in each case, as determined by Borrower.
(b) To the extent that Section 2.10(b) of the Existing Credit Agreement applies to Term Facility II Loans or Term Facility II Lenders, subject to clause (a) above, such provisions shall also be deemed to apply to Extended Term Facility II Loans and Extending Term Facility II Lenders, mutatis mutundis.
SECTION 4.Existing Credit Agreement. The Existing Credit Agreement shall be deemed amended to reflect the terms set forth in Sections 1 through 3 of this Article III of this Agreement. Except as set forth in this Agreement (including the Schedules hereto), the Extended Term Facility II Loans shall otherwise be subject to the provisions of the Amended Credit Agreement and the other Credit Documents.
SECTION 5.Recordation of the Extended Term Facility II Loans. Upon execution and delivery hereof, Administrative Agent will revise the Register to reflect the modification of Term Facility II Loans into Extended Term Facility II Loans as provided herein.
SECTION 6.Term Loan Extension Request and Extension Amendment. (a) This Agreement shall be deemed to constitute the Term Loan Extension Request and the Extension Amendment with respect to the Extended Term Facility II Loans in satisfaction of the applicable provisions of Section 2.13 of the Existing Credit Agreement, (b) the execution of this Agreement by each Term Facility II Lender shall be deemed such Term Facility II Lender’s Extension Election, and (c) the Extended Term Facility II Loans are deemed to be “Extended Term Loans” and the Extending Term Facility II Lenders are deemed to be “Extending Lenders”, in each case, under and as defined in Section 2.13 of the Amended Credit Agreement.
ARTICLE IV
EXTENSIONS OF REVOLVING COMMITMENTS AND REVOLVING LOANS
SECTION 1.Revolving Commitments and Revolving Loans Extended. Upon the effectiveness hereof, the Closing Date Revolving Commitments and Revolving Loans with respect thereto of each Revolving Lender executing this Agreement (each an “Extending Revolving Lender”), in the amounts specified on Schedule D hereto, shall be modified into a new Tranche of Revolving Commitments (the “Extended Revolving Commitments”) and a new Tranche of Revolving Loans (the “Extended Revolving Loans”), respectively. Except as set forth below or in the Amended Credit Agreement, the Extended Revolving Commitments and Extended Revolving Loans shall have all of the same terms as the Closing Date Revolving Commitments and Revolving Loans with respect thereto, as applicable, from which they were modified.
SECTION 2.Termination Date/ Maturity Date. The Extended Revolving Commitments and the Extended Revolving Loans shall mature, in each case, on December 31, 2021.
SECTION 3.Application of Payments; Borrowings of Revolving Loans; Letters of Credit.
(a) Notwithstanding anything to the contrary contained in the Amended Credit Agreement, including Section 2.04(b) and Section 2.09(b) thereof, Borrower may reduce Tranches of Revolving Commitments (and prepayments of the related Revolving Loans) with an R/C Maturity Date prior to the R/C Maturity Date applicable to a Tranche of Extended Revolving Commitments without a concurrent reduction of such Tranche of Extended Revolving Commitments.
(b) For purposes of clarification, but subject to other applicable terms and conditions of the Amended Credit Agreement, the Borrower may borrower under the Closing Date Revolving Commitments or under the Extended Revolving Commitments, in each case, as determined by Borrower.
(c) Notwithstanding anything to the contrary in the Amended Credit Agreement, Letters of Credit may only be issued under the Extended Revolving Commitments and all related Letter of Credit related provisions shall be interpreted accordingly.
SECTION 4.Existing Credit Agreement. The Existing Credit Agreement shall be deemed amended to reflect the terms set forth in Sections 1 through 3 of this Article IV of this Agreement. Except as set forth in this Agreement (including the Schedules hereto), the Extended Revolving Commitments and Extended Revolving Loans shall otherwise be subject to the provisions of the Amended Credit Agreement and the other Credit Documents.
SECTION 5.Recordation of the Extended Revolving Commitments and the Extended Revolving Loans. Upon execution and delivery hereof, Administrative Agent will revise the Register to reflect the modification of Closing Date Revolving Commitments and Revolving Loans with respect thereto into Extended Revolving Commitments and Extended Revolving Loans as provided herein.
SECTION 6.Revolving Extension Request and Extension Amendment. (a) This Agreement shall be deemed to constitute the Revolving Extension Request and the Extension Amendment with respect to the Extended Revolving Commitments and Extended Revolving Loans in satisfaction of the applicable provisions of Section 2.13 of the Existing Credit Agreement, (b) the execution of this Agreement by each Extending Revolving Lender shall be deemed such Extending Revolving Lender’s Extension Election, and (c) the Extended Revolving Commitments are deemed to be “Extended Revolving Commitments”, the Extended Revolving Loans are deemed to be “Extended Revolving Loans” and the Extending Revolving Lenders are deemed to be “Extending Lenders”, in each case, under and as defined in Section 2.13 of the Amended Credit Agreement.

ARTICLE V
AGREEMENT TO PROVIDE NEW EXTENDED TERM FACILITY LOANS
SECTION 1.Agreement to Provide New Extended Term Facility Commitments. Each New Extending Term Facility Lender that executes and delivers this Agreement as a “New Extending Term Facility Lender” agrees in connection therewith to provide its respective commitment to make loans as set forth on Schedule A attached hereto on the terms set forth in this Agreement and the Amended Credit Agreement (each such commitment, a “New Extended Term Facility Commitment” and any loans made thereunder, “New Extended Term Facility Loans”), and its commitment to provide such New Extended Term Facility Commitment shall be irrevocably binding as of the Agreement Effective Date.
SECTION 2.Agreement to Make New Extended Term Facility Loans. Each New Extending Term Facility Lender with a New Extended Term Facility Commitment agrees, severally and not jointly, on the terms and conditions of this Agreement and the Amended Credit Agreement, to make New Extended Term Facility Loans to Borrower in Dollars on the Agreement Effective Date, in an aggregate principal amount at any one time outstanding not exceeding the amount of the New Extended Term Facility Commitment of such New Extending Term Facility Lender as in effect from time to time. It is the understanding, agreement and intention that once made pursuant to this Section 2, any New Extended Term Facility Loans shall be deemed to be Extended Term Facility Loans for all purposes of this Agreement and the Amended Credit Agreement. Upon the making of the New Extended Term Facility Loans, Borrower shall use the proceeds of such New Extended Term Facility Loans for a voluntary prepayment, without premium or penalty, of the Term Facility Loans.
SECTION 3.New Lenders. Each New Extending Term Facility Lender acknowledges and agrees that (a) upon the occurrence of the Agreement Effective Date, it shall be bound under this Agreement and (b) upon the occurrence of the Agreement Effective Date with respect to the New Extended Term Facility Loans it shall be bound under the Amended Credit Agreement as an Extending Term Facility Lender holding Extended Term Facility Loans, and shall perform all the obligations of and shall have all rights of an Extending Term Facility Lender thereunder.
SECTION 4.Interest Period For LIBOR Loans. The initial Interest Period for all New Extended Term Facility Loans hereunder shall commence upon the making of such New Extended Term Facility Loan and end on the last day of the Interest Period(s) applicable to the Extended Term Facility Loans (as of the date of the making of the New Extended Term Facility Loans) and such New Extended Term Facility Loans shall have the same LIBO Rate as the corresponding Extended Term Facility Loans (and, if there are multiple Interest Periods and/or multiple LIBO Rates applicable to the Extended Term Facility Loans as of such date of the making of the New Extended Term Facility Loans, then the New Extended Term Facility Loans shall have multiple Interest Periods ending on the same days (and having the same LIBO Rates) as such Interest Periods, and with respect to amounts proportionate to the amount of the Extended Term Facility Loans applicable to such Interest Periods).
SECTION 5.Credit Agreement.    By executing this Agreement each New Extending Term Facility Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement;

(iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as an Extending Term Facility Lender thereunder.
ARTICLE VI
REPRESENTATION AND WARRANTIES
To induce the Lenders party hereto to agree to this Agreement and the New Extending Term Facility Lenders to provide the New Extended Term Facility Commitments, the Credit Parties represent to Administrative Agent, the Lenders and the New Extending Term Facility Lenders that, as of the Agreement Effective Date:
SECTION 1.Corporate Existence.  Each Credit Party (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
SECTION 2.Action; Enforceability. Each Credit Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by each Credit Party of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 3.No Breach; No Default.
(a)    None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13 of the Existing Credit Agreement, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and
(b)    No Default or Event of Default has occurred and is continuing.
ARTICLE VII
CONDITIONS TO THE AGREEMENT EFFECTIVE DATE
This Agreement and the Amended Credit Agreement, and the obligations of the New Extending Term Facility Lenders to make the New Extended Term Facility Loans, shall become effective on the date (the “Agreement Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 1.Execution of Counterparts.  Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party, the Administrative Agent, the Collateral Agent, the Required Lenders (as defined in the Existing Credit Agreement), each Extending Revolving Lender, each Extending Term Facility Lender, each Extending Term Facility II Lender, all of the New Extending Term Facility Lenders and all of the L/C Lenders.
SECTION 2.Costs and Expenses.  To the extent invoiced at least three (3) Business Days prior to the Agreement Effective Date, all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Cahill Gordon & Reindel LLP) incurred by Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement shall have been paid, including all reasonable and documented out-of-pocket fees, costs and expenses incurred in connection with the preparation, execution, filing and recordation of the Mortgage Amendments (as defined below) and the delivery of the title endorsements described below.
SECTION 3.No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Agreement:
(a)     no Default or Event of Default shall have occurred and be continuing; and
(b)    each of the representations and warranties made by the Credit Parties in Article II hereof and in the other Credit Documents shall be true and correct in all material respects on and as of the Agreement Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).
SECTION 4.Authorizations. (a) All authorizations, approvals or consents of, and filings or registrations with, any Governmental Authority (including, without limitation, all Gaming Approvals) or any securities exchange necessary for the execution, delivery or performance by any Credit Party of this Agreement or for the legality, validity or enforceability hereof or for the consummation of this Agreement (including the Amended Credit Agreement) and the incurrence of the New Extended Term Facility Commitments shall have been received, and (b) Borrower shall have delivered written notice to Administrative Agent certifying that the condition described in clause (a) has been satisfied.
SECTION 5.Amendment Fees. On the Agreement Effective Date, Borrower shall pay to Administrative Agent, for the account of each Extending Lender and each New Extending Term Facility

Lender, an amendment fee equal to 0.375% of the sum of the principal amount of such Extending Lender’s or New Extending Term Facility Lender’s Extended Term Facility Loans, Extended Term Facility II Loans, Extended Revolving Commitments and New Extended Term Facility Loans in effect after giving effect to this Agreement; provided, that in the event that any New Extending Term Facility Lender’s aggregate principal amount of Extended Term Facility Loans, Extended Term Facility II Loans, Extended Revolving Commitments and New Extended Term Facility Loans after giving effect to this Agreement exceeds the aggregate principal amount of Term Facility Commitments, Term Facility II Commitments and Revolving Commitments of such New Extending Term Facility Lender listed on Annex A-1, Annex A-2 and Annex A-4 of the Existing Credit Agreement (the cumulative amount of such excess, such New Extending Term Facility Lender’s “Fifth Amendment Commitment Increase”), then Borrower shall pay to the Administrative Agent, for the account of each such New Extending Term Facility Lender, an additional amendment fee equal to 0.125% of such New Extending Term Facility Lender’s Fifth Amendment Commitment Increase.
SECTION 6.Real Property. Collateral Agent shall have received the following items with respect to each Mortgaged Real Property:
(a)an amendment to each Mortgage encumbering Mortgaged Real Property (the “Mortgage Amendments”) each duly executed and delivered by an authorized officer of each Credit Party party thereto and in form suitable for filing and recording in all filing or recording offices that Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion that Mortgage Amendments are not required in order to secure the applicable Credit Party’s obligations as modified hereby;
(b)an endorsement to each of the title policies provided to the Collateral Agent by the Credit Parties with respect to each Mortgage encumbering Mortgaged Real Property, which endorsement shall insure against loss or damage sustained by reasonable of the invalidity or unenforceability of the lien of the existing Mortgages as a result of the execution and recording of the applicable Mortgage Amendment;
(c)a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (to the extent a Mortgaged Real Property is located in a Special Flood Hazard Area, together with a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto); and
(d)evidence of payment by the Borrower of, mortgage recording taxes, fees, charges, costs and expenses required for the recording of each Mortgage Amendment and issuance of each title endorsement.
SECTION 7.Opinions of Counsel. Administrative Agent shall have received an opinion of Latham & Watkins LLP, special counsel to the Credit Parties, addressed to the Administrative Agent, the Collateral Agent and the Lenders, dated the Amendment Effective Date and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type.
SECTION 8.Notes. Administrative Agent shall have received copies of new Notes with respect to Loans in effect immediately after the Amendment Effective Date, duly completed and executed, for each Lender that requested a Note at least three (3) Business Days prior to the Amendment Effective Date.

SECTION 9.Notice of Borrowing. Administrative Agent shall have received a Notice of Borrowing duly completed and complying with Section 4.05 of the Existing Credit Agreement for the New Extended Term Facility Loans.
ARTICLE VIII
VALIDITY OF OBLIGATIONS AND LIENS
SECTION 1.Validity of Obligations. Each Credit Party acknowledges and agrees that, both before and after giving effect to this Agreement and the Amended Credit Agreement, each Credit Party is, jointly and severally, indebted to the Lenders and the other Secured Parties for the Obligations, without defense, counterclaim or offset of any kind and each Credit Party hereby ratifies and reaffirms the validity, enforceability and binding nature of the Obligations both before and after giving effect to this Agreement and the Amended Credit Agreement (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).
SECTION 2.Validity of Liens and Credit Documents. Each Credit Party hereby ratifies and reaffirms the validity, enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) and binding nature of the Credit Documents, and the validity, enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) and perfection of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations (as defined in the Security Agreement and including after giving effect to the Amended Credit Agreement) by each Credit Party pursuant to the Credit Documents to which any Credit Party is a party, and agrees that the Liens and security interests granted pursuant to the Credit Documents shall continue to secure the Obligations under the Amended Credit Agreement, and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement and the Amended Credit Agreement, and except as expressly amended by this Agreement or pursuant to the Amended Credit Agreement, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement and the Amended Credit Agreement, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
ARTICLE IX
MISCELLANEOUS
SECTION 1.Notice. For purposes of this Agreement, the notice address of each party hereto shall be as set forth in the Existing Credit Agreement and the initial notice address of each New Extending Term Facility Lender shall be set forth below its signature hereto.
SECTION 2.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Existing Credit Agreement or, after giving effect to the amendments contemplated hereby, the Amended Credit Agreement).

SECTION 3.Entire Agreement. This Agreement, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
SECTION 4.GOVERNING LAW. THIS AGREEMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 5.SERVICE OF PROCESS. EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE EXISTING CREDIT AGREEMENT (OR, AFTER GIVING EFFECT TO THE AMENDMENTS CONTEMPLATED HEREBY, THE AMENDED CREDIT AGREEMENT) SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.
SECTION 6.Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
SECTION 7.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.Credit Document. This Agreement shall constitute a “Credit Document” as defined in the Existing Credit Agreement.
SECTION 9.No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Credit Document (as defined in the Existing Credit Agreement) or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of Borrower or any Credit Party from any of its obligations and liabilities under the Existing Credit Agreement or the other Credit Documents (as defined in the Existing Credit Agreement).
SECTION 10.Acknowledgment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
WYNN AMERICA, LLC,
a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: Chief Financial Officer and Treasurer

GUARANTORS:

WYNN LAS VEGAS HOLDINGS, LLC,
a Nevada limited liability company

By:	Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: Chief Financial Officer and Treasurer

WYNN MA, LLC,
a Nevada limited liability company

By:	Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/Craig S. Billings
Name: Craig S. Billings
Title: Chief Financial Officer and Treasurer

EVERETT PROPERTY, LLC,
a Massachusetts limited liability company

By:	Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Craig S. Billings
Name: Craig S. Billings
Title: Chief Financial Officer and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH
as Administrative Agent and as Collateral Agent

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director
By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

Consented to by:
DEUTSCHE BANK AG NEW YORK BRANCH,
as an Extending Revolving Lender, Extending Term Facility Lender,
New Extending Term Facility Lender and L/C Lender

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director
By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

Consented to by:
GOLDMAN SACHS BANK USA,
as Lender

By: /s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

Consented to by:
JPMorgan Chase Bank, N.A.,
as Lender

By: /s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

Consented to by:
SunTrust Bank,
as Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

Consented to by:
Fifth Third Bank, as a Continuing Term Facility
Lender and a Continuing Revolving Lender and L/C Lender

By: /s/ Andy Tessema
Name: Andy Tessema
Title: Vice President

Consented to by:
THE BANK OF NOVA SCOTIA,
as Lender

By: /s/ Kim Snyder
Name: Kim Snyder
Title: Director

Consented to by:
Credit Agricole Corporate and Investment Bank,
as Lender and L/C Lender

By: /s/ Steven Jonassen
Name: Steven Jonassen
Title: Managing Director
By: /s/ Adam Jenner
Name: Adam Jenner
Title: Director

Consented to by:
BNP PARIBAS,
as Lender

By: /s/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director
By: /s/ Pawel Zelezik
Name: Pawel Zelezik
Title: Vice President

Consented to by:
MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender

By: /s/ Michael King
Name: Michael King
Title: Vice President

Consented to by:
BANK OF AMERICA, N.A.,
as Lender and L/C Lender

By: /s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

Consented to by:
SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By: /s/ William G. Karl
Name: William G. Karl
Title: Executive Officer

Consented to by:
Cent CDO 14 Limited
as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Consented to by:
Cent CDO 15 Limited
as a Lender
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Consented to by:
Octagon Investment Partners XVII, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

Consented to by:
Octagon Investment Partners XX, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

Consented to by:
Octagon Investment Partners XXIII, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

Consented to by:
Octagon Loan Funding, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

SCHEDULE A

NEW EXTENDING TERM FACILITY LENDERS

NAME OF NEW EXTENDING TERM FACILITY LENDER	AMOUNT
Deutsche Bank AG New York Branch	$25,000,000.00
Goldman Sachs Bank USA	$25,000,000.00
JPMorgan Chase Bank, N.A.	$50,000,000.00
Morgan Stanley Senior Funding, Inc.	$25,000,000.00
Total:	$125,000,000.00

SCHEDULE B

EXTENDED TERM FACILITY LOANS

Bank of America, N.A.
BNP Paribas
Cent CDO 14 Limited
Cent CDO 15 Limited
Credit Agricole Corporate and Investment Bank
Deutsche Bank AG New York Branch
Fifth Third Bank
Octagon Investment Partners XVII, Ltd.
Octagon Investment Partners XX Ltd.
Octagon Investment Partners XXIII Ltd.
Octagon Loan Funding Ltd.
Sumitomo Mitsui Banking Corporation
SunTrust Bank
The Bank of Nova Scotia
Total Extended Term Facility Loans: $680,395,833.66
Total New Extended Term Facility Loans and Extended Term Facility Loans: $805,395,833.66

SCHEDULE C

EXTENDED TERM FACILITY II LOANS

Goldman Sachs Bank USA
JPMorgan Chase Bank, N.A.
Total: $125,000,000.00

SCHEDULE D

EXTENDED REVOLVING COMMITMENTS

NAME OF EXTENDING REVOLVING LENDER	AMOUNT
Bank of America, N.A.	$43,000,000.00
BNP Paribas	$30,000,000.00
Credit Agricole Corporate and Investment Bank	$43,000,000.00
Deutsche Bank AG New York Branch	$43,000,000.00
Fifth Third Bank	$43,000,000.00
Morgan Stanley Senior Funding, Inc.	$15,000,000.00
Sumitomo Mitsui Banking Corporation	$30,000,000.00
SunTrust Bank	$43,000,000.00
The Bank of Nova Scotia	$43,000,000.00
Total:	$333,000,000.00

SCHEDULE E
AMORTIZATION PAYMENTS

EXTENDED TERM FACILITY LOANS

DATE	PRINCIPAL AMOUNT
March 31, 2020	$20,134,895.84
June 30, 2020	$20,134,895.84
September 30, 2020	$20,134,895.84
December 31, 2020	$20,134,895.84
March 31, 2021	$20,134,895.84
June 30, 2021	$20,134,895.84
September 30, 2021	$20,134,895.84
December 31, 2021	$664,451,562.78

TERM FACILITY LOANS1

DATE	PRINCIPAL AMOUNT
June 30, 2018	$1,740,104.16
September 30, 2018	$1,740,104.16
December 31, 2018	$1,740,104.16
March 31, 2019	$1,740,104.16
June 30, 2019	$1,740,104.16
September 30, 2019	$1,740,104.16
December 31, 2019	$1,740,104.16
March 31, 2020	$1,740,104.16
June 30, 2020	$1,740,104.16
September 30, 2020	$1,740,104.16
November 20, 2020	$52,203,124.74

_________________________
1Reflects the application of the prepayment